Exhibit 99.1

 2023 Analyst + Investor Day  April 4, 2023

 2  Matt HodgesVP, Investor Relations  20+  YEARSEXPERIENCE  Welcome and Today’s Agenda  Joined 2021

 Safe Harbor/Forward Looking Statements  This presentation has been prepared by Academy Sports and Outdoors, Inc. (the “Company”) for the exclusive use of the party to whom the Company delivers this presentation (such party, together with its subsidiaries and affiliates, the “Recipient”).  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company’s current expectations and are not guarantees of future performance. Words such as "goals," “outlook,” “guidance,” “anticipates,” “assume,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “future,” “will,” “seeks,” “foreseeable,” or the negative version of these words or other comparable words or similar expressions are used to identify these forward-looking statements. The forward-looking statements include, among other things, statements regarding the payment of the Company’s dividend, including the timing and amount thereof, and statements regarding the Company’s expectations regarding its future performance and ability to support future dividend growth, and are subject to various risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Actual results may differ materially from these expectations due to changes in global, regional, or local economic, business, competitive, market, regulatory and other factors, many of which are beyond the Company’s control. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K under the caption “Risk Factors,” as may be updated from time to time in our periodic filings with the SEC. Any forward-looking statement in this presentation speaks only as of the date released. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  This presentation provides an overview of the Company’s goals, plans, and initiatives in support of those goals.  These goals, plans, and initiatives are aspirational or otherwise forward-looking statements and actual results may differ, possibly materially, and no guarantees are made that  these goals will be met or that these projects and initiatives will be successfully executed. This presentation also includes numbers and percentages that are estimates or approximations and that may be based on assumptions.  Within this presentation, references are made to information and statistics regarding the sporting goods and outdoor recreation retail industries. This information and statistics was obtained from various independent third-party sources, including independent industry publications, reports by market research firms and other independent sources. Some data and other information contained in this presentation are also based on management’s estimates and calculations, which are derived from its review and interpretation of internal company research, surveys and independent sources. Data regarding the industries in which the Company competes and its market position and market share within these industries are inherently imprecise and are subject to significant business, economic and competitive uncertainties beyond the Company’s control, but it believes they generally indicate size, position and market share within these industries. While the Company believes that such information is reliable, it has not independently verified any third-party information. While the Company believes its internal company research, surveys and estimates are reliable, such research, surveys and estimates have not been verified by any independent source. As a result, you should be aware that market, ranking, and other similar industry data included in this presentation, and estimates and beliefs based on that data may not be reliable. The Company cannot guarantee the accuracy or completeness of any such information contained in this presentation.  This presentation includes certain supplemental financial measures not calculated in accordance with the generally accepted accounting principles in the United States (“GAAP”). These non-GAAP metrics are financial measures that either exclude or include amounts that are not excluded or included in the most directly comparable measures calculated and presented in accordance with GAAP. These financial measures should not be considered as an alternative to net income (loss) as a measure of financial performance or net cash provided by operating activities as a measure of liquidity, or any other performance measures derived in accordance with GAAP. The presentations of these measures have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of, the Company’s results as reported under GAAP. Because not all companies use identical calculations, the presentations of these measures may not be comparable to other similarly titled measures of other companies and can differ significantly from company to company. Please see the Appendix attached to this presentation for reconciliations of non-GAAP measures to their nearest GAAP measures. References to "Sales" mean Net Sales and references to "Sales/Square Foot" mean Net Sales per Square Foot.  The Company operates on a retail fiscal calendar pursuant to which its fiscal year consists of 52 or 53 weeks, ending on the Saturday closest to January 31 (which such Saturday may occur on a date following January 31) each year. References to any “year,” “quarter,” “half” or “month” mean “fiscal year,” “fiscal quarter,” “fiscal half year” and “fiscal month,” respectively, unless the context requires otherwise. References to “2018,” “2019,” “2020,” and "2021" relate to the Company’s fiscal years ended February 2, 2019, February 1, 2020, January 30, 2021, and January 29, 2022, respectively, unless the context requires otherwise. References to “2022” relate to its fiscal year ending January 28, 2023, unless the context requires otherwise.  3

Agenda

7:30 Welcome

7:40 Academy Sports Overview

Current Position & Future Plans
Ken Hicks: Chairman, President & CEO

Industry Positioning & Competitive Differentiation
Steve Lawrence: EVP & Chief Merchandising Officer

8:30 Growth Strategy: New Stores, Omnichannel, Existing Stores

New Store Growth Strategy
Michael Mullican: EVP & CFO

Continuing Omnichannel Momentum
Jamey Traywick: SVP, Omnichannel

Investing in the Customer Experience
Sam Johnson: EVP, Retail Operations

9:10 Break

9:20 Optimization Initiatives

Merchandising, Marketing & Customer Engagement
Steve Lawrence: EVP & Chief Merchandising Officer

Enhancing Our Supply Chain
Sherry Harriman: SVP, Logistics & Supply Chain

Commitment to ESG
Rene Casares: SVP, General Counsel & Secretary

Investing in our Team Members, Culture & Communities
Bill Ennis: SVP, Chief Human Resources Officer

10:30 Financials, Wrap-up, Q&A

11:30 Second Bus Tour (Optional)

Academy SPORTS+OUTDOORS 4

 Current Position & Future Plans  5  Ken HicksChairman, President & CEO  30+  YEARSEXPERIENCE  Joined 2018

 Today’s Critical Takeaways  Academy is a company positioned for growth through new store expansion, omnichannel advancements, and existing store improvements   6  One of the Best Opportunities for Sustainable Growth In Retail Today  Durable Profit Model that has Proven Resilient in Various Macro-Economic Environments   Focus on Unique Assortment, Value Offering, and Customer Experiences Differentiates Brand   Strong Balance Sheet Backed by Self-Sustaining Cash Flow Generation  Developed Multi-Year Strategic Plan to Accelerate Growth & Expand Footprint  Proven, Leading Retail Team that Transformed the Company and is now Pivoting to Growth

 Today’s Presenters: Experienced Leadership Team  7  Ken HicksChairman, President, & CEO  Michael MullicanEVP & CFO  Steve LawrenceEVP & Chief Merchandising Officer  Sam JohnsonEVP, Retail Operations  Jamey TraywickSVP, Omnichannel  Sherry HarrimanSVP, Logistics & Supply Chain  Bill EnnisSVP, Chief Human Resources Officer  Rene CasaresSVP, General Counsel & Secretary

 $500M+  85 Years of Sports + Outdoors Leadership  8  1938  First store, family owned  1988  Opens first "big box" store (35-40K SQ FT)  1994-95  Expands outside of TX, becomes “Academy Sports + Outdoors”  1998  First FL location, Sales reach $500M+  2011-12  KKR acquires Academy, eCommerce launched, Sales $3B  2018  New Vision, Strategic Plan, and 2023 Goals  2020  $1.1B IPO on NASDAQ as “ASO”  2021  Becomes independent company and enters Fortune 500  Today  $6.4B revenue across 268 stores and 18 states

 Who is Academy Sports + Outdoors?  9  We are a $6.4 billion retailer of trending outdoor and sport categories, operating 268 stores across 18 states  We have a significant growth opportunity, highlighted by our current plan to expand store footprint and omnichannel business  Deep consumer connections differentiated by strong focus on assortment, value and experience, driving durable customer and community loyalties  Capturing tailwinds of lasting shift of customer spend towards outdoor activities, in-home health and wellness, nesting and experiences  $175B+  TOTAL ADDRESSABLE MARKET (“TAM”)*   Source: Circana, NICS, Sporting Goods Intelligence, Inc. National Sporting Goods Association; Euromonitor; U.S. Fish & Wildlife Service.

 Business Was Stuck in Neutral (FY 2013-2018)  10  GDP-like CAGR despite 70 new store openings  Sales and profitability per store fell precipitously   Unhealthy debt leverage throughout period, peaked at 5.6x  Business needed new strategic plan, leadership and culture  Units  172  190  209  228  244  253  Note: Leverage ratio is defined as Net Debt divided by adjusted EBITDA. .  Source: Internal Company information.

 We Were Not a Strong Operator  Not Focused on the Customer  Weak Inventory Management  Confusing Merchandising Mix  Poor Space Utilization  Inefficient Check-out  Lack of Omnichannel Strategy  Inadequate Inventory and Labor Management Systems   Heavy Emphasis on Traditional Print Advertising  Weak Executors  11

 Distribution Center  Headquarters  KS  6  OK  13  TX  107  MS  8  KY  6  IN  3  AR  8  MO  10  IL  1  FL  14  GA  20  AL  15  VA  1  NC  15  SC  9  TN 13  LA  18  WV  1  Well-Positioned in Major Growth Markets  12  *Store count data is as of January 28, 2023. Real GDP growth represents current-dollar growth measured from 2018 – 2019.   268 Stores  … under penetrated in existing markets  18 States  … with opportunity toexpand contiguously   3 DCs  … to support store growth  2x  … population growth rate vs. U.S. average  30M+   Customers  … and growing every day  7 of 10  … fastest growing MSAs  29%  … of stores are in the top 5 fastest growing MSAs

 2018: Set New Vision To Fuel Culture Change  13  VALUES  CUSTOMER focus and service  EXCELLENCE in all we do  Responsible LEADERSHIP  INITIATIVE with urgency  STUDENTS of the business  INTEGRITY always   Positive impact on our COMMUNITIES  VISION  To be the BEST sports + outdoors retailer in the country  MISSION  Provide FUN FOR ALL through strong assortments, value, and experience

 2018: Clear Strategy with Accountable Goals   LONG RANGE PLAN  Be the POWER MERCHANDISER of Sports + Outdoors  Develop a more exciting and productive shopping experience in our STORES  Create a MEANINGFUL ‘.COM’ business  ENGAGE AND COMMUNICATE with our customers to encourage them to shop at and buy from Academy  Increase the PRODUCTIVITY of all of our assets  Build an industry-leading retail TEAM  14  PRIOR: 2023 Goals*  NET SALES  $6.5B  NET INCOME MARGIN  5%  EBITDA MARGIN**  10%  ROIC**  17%  INVENTORY TURNS  3.0x+  NET SALES/SQ FT  $325/SQ FT  .COM PENETRATION  10%+  *Reflects five-year goals in the Company's prior long range plan established in 2018, which had not been previously publicly disclosed.  **EBITDA Margin and ROIC are non-GAAP measures. See appendix for reconciliation of Non-GAAP measures.

 3 Core Pillars = Sustainable Differentiation  15  EXPERIENCE  ASSORTMENT  VALUE

 LEADING NATIONAL BRANDS  LEVERAGING PRIVATE LABEL BRANDS  Powerful & Unique Assortment of Brands  16

 Value-Based Differentiation   17  Price Match Guarantee  Everyday Value Pricing  Limited Promotional Offers  Highlighting Best Brands at Best Value  Free Services (assembly, spooling, shipping)

 Differentiated Experiences  18  Superior Customer Experience  Team Member Enthusiasts  Product Education  Local Events  Vendor Demonstrations  Fun!

 True Omnichannel Capabilities  19  BUY ONLINE, PICKUP IN STORE  SHIP TO STORE FROM DC  SHIP FROM STORE (ALL STORES)  SHIP TO STORE FROM STORE  CURBSIDE  MOBILE APP  ACADEMY.COM  Better Search Capabilities  Faster Check-out  More Payment Options  Mobile App  FOCUSED ON OMNICHANNEL (NOT ECOM SALES)

 Results: All Goals Delivered Early  20  Source: Company 10-Ks  *Reflects five-year goals in the Company's prior long range plan established in 2018, which had not been previously publicly disclosed. Net sales goal achieved in 2021; E-com penetration goal achieved in 2022; All other listed goals achieved in 2021 and 2022.  **EBITDA Margin and ROIC are non-GAAP measures. See appendix for reconciliation of Non-GAAP measures  LONG RANGE PLAN GOALS*  NET SALES  $6.5B  NET INCOME MARGIN  5%  EBITDA MARGIN**  10%  ROIC**  17%  INVENTORY TURNS  3.0x+  NET SALES/SQ FT  $325/SQ FT  .COM PENETRATION  10%+                Significant, Structural Improvements to Gross Margins  Becoming Best in Class Retailer by Focusing on  Fundamentals  Increased Sales & Penetration of Academy.com  Fiscal Year Gross Margin  Fiscal Year Ecommerce Penetration  Fiscal Year Income Before Taxes Margin**

 Results: Sector-Leading Productivity  21  Source: Company financials and Bloomberg. ASO Adj. EBITDA/store calculated as FY 2022 Adj. EBITDA divided by total number of stores. Adj. EBITDA /store is a non-GAAP measure. See appendix for reconciliation.  *: SPWH figures our analyst estimates for FY 2022 with Q3 2022 store metrics.  Note that other companies' EBITDA is defined as EBIT + Depreciation  FY 2022 SALES PER SQ FT  FY 2022 SALES PER STORE ($M)  FY 2022 Adj. EBITDA   PER STORE ($M)

 Results: Created Tremendous Value  Total Shareholder Return Since IPO  22  Almost $4B increase in market-cap since IPO in October 2020  Returned ~$2B to Stakeholders Since IPO  Repurchased Over $900 Million of Shares   Paid Down Almost $1 Billion of Long-Term Debt  Initiated Inaugural Quarterly Cash Dividend & Paid $25M in FY 2022  $460  $120  $112  Source: the Company's FY 2022 10-K

 Going Forward: Mission, Vision + Values Remain the Same  23  VALUES  CUSTOMER focus and service  EXCELLENCE in all we do  Responsible LEADERSHIP  INITIATIVE with urgency  STUDENTS of the business  INTEGRITY always   Positive impact on our COMMUNITIES  VISION  To be the BEST sports + outdoors retailer in the country  MISSION  Provide FUN FOR ALL through strong assortments, value, and experience

 Path Forward: Growth Strategy  Open NEW STORES to expand the store base by 50% in existing and new markets  Build a more powerful OMNICHANNEL business  Drive our EXISTING BUSINESS by:  Improving service and productivity in our stores  Strengthening our merchandising through meaningful assortment, powerful brands, and compelling value   Attracting and engaging customers through communication, content, and experiences  Leverage and scale our SUPPLY CHAIN to enable industry-leading growth  Support our growth with the BEST TEAM in retail  24

 Path Forward: Financial Goals  25  Our 2027 Goals*  NET SALES  $10B+  NET INCOME MARGIN  10%  ADJ. EBIT MARGIN**  13.5%  ROIC**  30%  INVENTORY TURNS  3.7x+  NET SALES/SQ FT  $365/SQ FT  .COM PENETRATION  15%+   10%     Top-line   CAGR  (2022-2027)  *2027 Goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met.  Some of these 2027 Goals were achieved in 2021 and/or 2022 and the goal is to maintain them at these levels. See slide 3 for additional important information about forward-looking statements.  **Adjusted EBIT Margin and ROIC are non-GAAP measures. We have not reconciled these forward-looking estimates to the most comparable GAAP measure because it is not possible to do so without unreasonable efforts given the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an estimate of the most closely comparable GAAP measure at this time.

 Industry Positioning & Competitive Differentiation  26  Steve LawrenceEVP & Chief Merchandising Officer  30+  YEARSEXPERIENCE  Joined 2019

Significant Market Opportunity



Academy
SPORTS+OUTDOORS

One of Fastest Growing Sectors in Retail with Sustainable Tailwinds

- $175B+ total U.S. addressable market ("TAM")
- Lasting shift of customer spend towards outdoor activities, in-home health and wellness, nesting and experiences
- Increased demand across all demographics and geographies
- Largest sporting goods competitor has less than 10% market share

U.S. Sporting Goods & Outdoor Recreation Market



~$175B+
2022 TAM
Sports & Fitness $13B
Outdoor $27B
Footwear $47B
Apparel $88B

Source: Circana/Retail Tracking Service, Based on U.S. dollar sales, Annual 2019 vs. 2022. See "Appendix" for more detail. and Proprietary Data
(1)Circana/Retail Tracking Service, Based on U.S. dollar sales, Annual 2019 vs. 2022. See "Appendix" for more detail.
(2)Outdoors includes Firearms TAM from NICS and Circana/Retail Tracking Service, Based on U.S. dollar sales, Annual 2019 vs. 2022. See "Appendix" for more detail
(3)Sports & Fitness from Circana/Retail Tracking Service, Based on U.S. dollar sales, Annual 2022. Team Sports (Excludes Golf), Sports Equipment (Winter/Snow Sports, Water Sports, Health and Fitness Eq.) and Tech

Academy SPORTS+OUTDOORS
27

 Gaining Share in a Growing and Highly Fragmented Industry   Increasing Participation/SALES Across Categories(1)   28  Gaining Share in POWER BUSINESSES(6)  Hunting (2)  +5%  Fishing   +4%  Outdoor Cooking Sales (3)  +3%  Fitness (4)  +3%  Team Sports (5)  +2%  Academy’s Market Share 2019-2022  (7)  Source: National Sporting Goods Association, U.S. Fish & Wildlife Services, Circana (Formerly The NPD Group), NICS (Firearms Checks)  (1) Most recent survey from 2021 NSGA report based on period from 2009 to 2020 and 2016 U.S. Fish and Wildlife Service national survey based on Americans aged +16; (2) Hunting participation is from 2016 to 2020  (3) Circana/Retail Tracking Service, Based on U.S. dollar sales, Annual 2020 vs. 2022.(4) Fitness participation is an average of change in participation in Aerobic exercising, boxing, exercising with equipment, pilates, & yoga from 2015 - 2020;    (5) Team sports participation is an average of change in participation in baseball, basketball, and soccer;(6) Circana/Retail Tracking Service, Based on U.S. dollar sales, Annual 2019 vs. 2022. See "Appendix" for more detail.   (7) NICS from 2017 to 2022

 Academy’s Market Position: “Sweet Spot”  29  Source: Third-party public filings, websites and management’s knowledge of retail industry.   (1)  Assortment in regards to the sporting goods and outdoors category.  Competitive Advantages  Full Access to National Brands  Diversified Assortment & Value  Growing Store Footprint  Omnichannel  Drivers of Choice  1  Assortment  2  Value  3  Experience  Assortment (1)  Value  NARROW  COMPLETE  Illustrative  HIGH  LOW

 Season  Category  Gender  One-Stop Shop: Complete Assortment  Academy’s Diversified Offering Meets the Needs of ALL Customers  30  Source:  Company information; Information is presented for FY 2022.

 Household Size  Children Under 18 at Home  3.2  2.9  53%  41%  Gender  Age  Household Income  Ethnicity  The Academy Customer  31  Academy  Rest of Market  Source: Internal customer surveys

 National Brands & Private Label  Trusted Partner to National Brands  Drives traffic  Trusted as critical partner  Strong, growing relationships  Private Label: Builds Value + Loyalty  Works in tandem with national brands, and fills gaps with value offerings  Expands across Good-Better-Best categories  Magellan is our largest private brand   Several of our top Private Brands are over $100 million in sales  32

 Customer Loyalty: Highest NPS in Category  33  Source: Academy Monthly Tracker, L12M Dec 2022  NPS (Net Promoter Score) = % Promoters - % Detractors; NPS is calculated from this question asked of retailer purchasers: “When thinking about sporting goods, fitness, outdoor, and/or recreational products, how likely are you to recommend the retailer(s) below to a friend or family member?” Scale 0-10, Not at all likely – Extremely Likely; Promoters = 9-10, Passives = 7-8, Detractors = 0-6. All retailers are asked about in context of SGO categories.  Net Promoter Score (NPS): Q4 2022  Net Promoter Score: ASO vs DKS  Market Average = 21  (inclusive of 11 additional retailers)

 34  Michael MullicanEVP & CFO  20+  YEARSEXPERIENCE  Joined 2017   New Store Growth Strategy

 Path Forward: Growth Strategy  Open NEW STORES to expand the store base by 50% in existing and new markets  Build a more powerful OMNICHANNEL business  Drive our EXISTING BUSINESS by:  Improving service and productivity in our stores  Strengthening our merchandising through meaningful assortment, powerful brands, and compelling value   Attracting and engaging customers through communication, content, and experiences  Leverage and scale our SUPPLY CHAIN to enable industry-leading growth  Support our growth with the BEST TEAM in retail  35

 Why Invest in ASO Store Expansion  Well positioned in a growing industry  Academy has the most productive and profitable stores in the industry  Strong balance sheet to self-fund new store growth  All stores are profitable  36  Our lowest performing stores are at profit parity with the largest sporting goods competitor’s average per store profitability  ASO  EBIT/Store  1st Quartile  $6m  2nd Quartile  $4m  3rd Quartile  $3m  4th Quartile  $2m  ASO Average  $4m  Largest Sporting Goods Competitor Average   $2m  Best Use of Our Capital from a Return on Investment (ROI) Perspective  Sources: internal Company financials & competitor fiscal 2022 10-K

 Distribution Center  Headquarters  KS  6  OK  13  TX  107  MS  8  KY  6  IN  3  AR  8  MO  10  IL  1  FL  14  GA  20  AL  15  VA  1  NC  15  SC  9  TN 13  LA  18  WV  1  Current Markets We Serve  37  268  Current Locations

 New Store Economics  38  $18M  Year 1 Sales Target  (includes omnichannel)  $5-6M  Capital to Open  4-5 Years  Sales Ramp  20%  ROIC Hurdle  > Year 1  EBITDA Positive

 Our Category: Short-Term Resiliency  Sporting + Outdoors Proven Resilient in Last Recession (2009)  39  Source: U.S. Census Bureau  Health and Personal Care Stores  Food and Beverage Stores  Grocery Stores  Health and Personal Care Stores  Food Services and Drinking Places  General Merch. Stores  Nonstore Retailers  Sporting Goods, Hobby, Musical Instrument, and Book Stores  Clothing and Clothing Access. Stores  Department Stores  Misc. Store Retailers  Electronics and Appliance Stores  Building Mat. and Garden Equip. and Supplies Dealers  Motor Vehicle and Parts Dealers  Furniture and Home Furnishing Stores  Auto and Other Motor Vehicles  Gasoline Stations  Retail Trade  -8.01%

 Our Category: Consistent Growth  Consumer Spending on Sporting Equipment, Supplies, Guns and Ammunition (millions)  40  Source: Bureau of Economic Analysis; LT PCE Categories; Morgan Stanley Proprietary Outdoor & Active Living 2022 Survey  5.6% 22-Year CAGR  US Sporting Goods Market (2019–2025)  7.9% CAGR

 Geographic Expansion Opportunity   New Stores: Current Markets + Beyond  41  Sources: US Census, Cooper Center for Public Service  Estimated Population Growth (2020-2030)  State  Expected   Growth %  Texas  5,134,383  17.3%  Florida  3,495,407  16.0%  California  3,312,476  8.2%  Georgia  1,109,775  10.3%  North Carolina  1,105,816  10.5%  Washington  1,064,675  13.9%  Arizona  969,713  13.3%  Colorado  923,624  15.8%  Virginia  676,645  7.8%  South Carolina  607,683  11.7%  Core Markets Expected to See Strong, Sustained Growth for Foreseeable Future  % of Americans within 10 Miles of a Store

 Underpenetrated Omnichannel, Big Opportunity  42  Source: eMarketer, Jan 2022  Retail Ecommerce Sales Worldwide (2020-2025)  of retail sales will be from a retail store  of consumers agree there is a need to go into a physical store to purchase items  of consumers believe the most appealing retail stores have features that simplify and streamline the shopping experience  76%  97%  70%  $4.2B  $4.9B  $5.5B  $6.2B  $6.8B  $7.4B

 1  4  5  8  7  6  9  3  2  2022 New Store Momentum  43  2022 Openings   Conyers (Atlanta), GA   Panama City, FL   Short Pump (Richmond), VA  4. Perimeter (Atlanta), GA  5. Lexington, KY  6. Jeffersonville (Louisville), IN  7. Meyerland (Houston), TX  8. Barboursville (Huntington), WV  9. Pinellas Park (Tampa), FL  2023   TARGET   13 to 15

 New Store Learnings  Continuous Cycle of Improvement  As students of the business, we leverage the insights and knowledge acquired to make the next store better than the last one  44  Key Findings to Date  Positive customer feedback and behavior, regardless of market type  Higher % of customers who said they “loved the shopping experience” and “ASO brand” than control stores   Breadth of assortment noted as the key   Return rate higher than 2018/2019  Continue to optimize opening timing, locations, and localized strategy   Room to improve our process and how we execute

 Five Year Store Growth Plan: 120 to 140 New Stores  45  120–140  Planned by 2027  Current Footprint Opportunity:  50-60 stores  Adjacent Footprint  Opportunity:  70-80 stores  Current  Adjacent  Future

 Long-Term Expansion Strategy  Fill out existing markets to build scale  Balance between new and existing markets  Enter new markets in a meaningful way (start with core sites in center of the retail markets)  Maximize incremental vs. cannibalistic sales  New stores take 4-5 years to ramp, progressing from ~$18M* to ~$25M* in revenue at maturation  New stores EBITDA accretive after 1 year   46  Long-TermOpportunity800+  *Both numbers include omnichannel   Current  Adjacent  Future

 Growth Summary: New Stores  KEY TAKEAWAYS  Very productive store economics  Balanced approach serving existing, adjacent and under-served markets  Strong real estate and support organizations  Optimizing new store opening procedures today and continual learning process  47  $10B+   Total Revenue Goal*  New Stores   $2.4 - $ 2.8B+  Today  $6.4B  *2027 Goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 3 for additional important information about forward-looking statements.

 Continuing Omnichannel Momentum  48  Jamey TraywickSVP, Omnichannel  20+  YEARSEXPERIENCE  Joined 2018

 Path Forward: Growth Strategy  Open NEW STORES to expand the store base by 50% in existing and new markets  Build a more powerful OMNICHANNEL business  Drive our EXISTING BUSINESS by:  Improving service and productivity in our stores  Strengthening our merchandising through meaningful assortment, powerful brands, and compelling value   Attracting and engaging customers through communication, content, and experiences  Leverage and scale our SUPPLY CHAIN to enable industry-leading growth  Support our growth with the BEST TEAM in retail  49

 Academy is a True Omnichannel Retailer  We have built an e-commerce and mobile platform that have a true connection with our stores  75% of e-commerce sales fulfilled in stores  60+% of Omnichannel customer spend came from those within 10 miles of a store (Nov-Dec 2022)  60+% growth in omnichannel customers when opening a new store  Omnichannel customers spend more and shop more often than the average Academy customer  50  *All Data Fiscal Year 2022  97%     …of all company sales are fulfilled through the stores

 Made Significant Progress Since 2018  Grew My Accounts  +259%Since 2018  51  Removed Friction in Checkout  Implemented New Site Search

 Made Significant Progress Since 2018  Added New Fulfillment Capabilities  52  Launched our Mobile App  Developed Omnichannel Customers  Ship from Store  (All Stores)  Ship to Store  From DC  Buy Online  Pickup In Store  Curbside  Ship to Store  From Store  Save the  Sale  2019  2020  2021  +170%Since 2019

 Significant Sales + Progress Since 2018  53  Category  Improvement (2018-2022)  Sessions  +82%  Conversion  +80 bps  Penetration  +580 bps  Gross Margin  +920 bps  Net Shipping Costs  -192 bps  Net Sales  +198%  Increase Traffic  Increase Revenue  Increase Engagement  Reduce Costs  Critical Goals  Omnichannel is Profitable as a Standalone Business

 `  Only Scratched Surface of Our Potential  54  UPPER FUNNEL  LOWER  FUNNEL  Internal  Product Catalog  Discovery - External  Discovery - Internal  Fulfillment  Checkout  My Account  Our   Primary Focus Has Been   Here  Next Steps in Our Journey

 Go Forward Omnichannel Pillars  55  Source: Forrester Research, Strategy Work with ASO  Engagement  View of the Customer  Products & Pricing  Fulfillment

 Supporting Engagement & View of Customer  Team Member Mobile Capabilities  Mobile App  Remove Friction  Drive Conversion  56  One View of the Customer  First Party Data  My Account Improvements  Personalization  Engagement  View of the Customer

 Delivering Engaging Experiences  Coming Soon Exclusively for My Account Customers in Mobile App:   Savings Tracker  s  57

 Products, Pricing & Fulfillment Support   Endless Aisle  Inventory Accuracy  Product Data Quality  58  Delivery/Pick-up Reliability  Reduce Contacts  Improved Order Communication  Wayfinding  Products & Pricing  Fulfillment

 Highlighting Value on our Products  59  ACADEMY CREDIT CARD APPLICATIONS

 Omnichannel Customer Journey  60

 Growth Summary: Omnichannel  KEY TAKEAWAYS  Significant progress made since 2018 and growing momentum  Academy is now a true Omnichannel retailer  We are ready to take the next step by adding new customer and team member facing capabilities  Greater customer insights and new store expansion will help fuel growth  61  $10B+   Total Revenue Goal*  Omnichannel  $0.7 - $0.9B+  *2027 Goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 3 for additional important information about forward-looking statements.

 Investing in the Customer Experience  62  Sam JohnsonEVP, Retail Operations  30+  YEARSEXPERIENCE  Joined 2017

 Path Forward: Growth Strategy  Open NEW STORES to expand the store base by 50% in existing and new markets  Build a more powerful OMNICHANNEL business  Drive our EXISTING BUSINESS by:  Improving service and productivity in our stores  Strengthening our merchandising through meaningful assortment, powerful brands, and compelling value   Attracting and engaging customers through communication, content, and experiences  Leverage and scale our SUPPLY CHAIN to enable industry-leading growth  Support our growth with the BEST TEAM in retail  63

 64  Improve Customer Experience  Enhance Inventory Productivity  Increase Operational Productivity

 Serving Customers by Investing in our People + Process  65  PEOPLE  Hiring passionate team members that love what we sell + creating an environment that promotes diversity and career growth.  Building a customer-first culture through Greet/Help/Thank.  Improved hiring model with focus on finding “Enthusiasts” that are passionate team members in key departments like Outdoor and Footwear.  Developed consistent training to improve product knowledge and help customers find what they need to have fun out there.  PROCESS  Committed to offering a fast + friendly checkout experience through line queueing and improved procedures to get customers to the fun faster.  Focused on effective scheduling using UKG Dimensions to put Team Members in front of customers (right people, right place, right time).  Improved our merchandise assortment to get the right product and flow to stores with efficient processing from the back-room to the sales floor.  Removing unnecessary tasks to provide more meaningful customer-facing support.  Improve Customer Experience

 Achieving Success by Investing in the Customer Experience  66  *Competitive Benchmark is determined by the overall customer satisfaction scores of Big Box retail locations provided by Service Management Group (SMG) for calendar year 2022 (1/1/22 - 12/31/22).Note: Comparisons to other concepts should be made with caution. Results for SMG Big Box/Large Format concepts may vary based on differences with concept, survey invitation distribution methods, survey methodology, incentives, and survey content.  Learning from customers to meet their expectations  Receive help from trained / knowledgeable team members  Consistently in-stock to find what they need  Shop in stores that are easy to navigate  Experience a fast + friendly checkout with multiple, easy payment options  Have options / multiple ways to shop for items they need, in-store + online  Have access to helpful Services (Assembly, Line Winding, etc.)   BEST Customer Service in Academy History  Competitive Benchmark*:  Big Box Top Performer:                                      83%  Academy Sports + Outdoors:                80%  Big Box Retail Average:  74%

 Redefining a Dynamic Checkout Experience  Implementing a queue-lane checkout model to increase checkout speed and product merchandising to improve the customer experience.  Focused on fast + friendly checkout processes to help customers get to the fun faster.  Elevating Merchandise Presentations  Improving Power Merchandising Presentations that inspire customers to have fun out there.  Re-engineering localized assortment strategies to connect customers with the products they want, promote value, and drive seasonal businesses.  Investing in Store Refreshes to elevate the shopping experience across the chain.  Accelerating our Omnichannel Business  Investing in our team, technology, and processes to drive fulfillment efficiencies.  Focused on serving omnichannel customers with how they want to shop with multiple avenues to purchase what they need.  Optimizing Store Labor to Serve Customers  Shifting our labor model from task-driven to more service-focused to provide the expertise that customers know and trust.  Driving productivity through process improvements that help team members work more efficiently.  Investing in stores to support our accelerated omnichannel growth with an integrated experience.  Improving Operations that Drive Productivity  67  Increase Operational Productivity

 Redefining a Dynamic Checkout Experience  Before  Multiple lines with a congested front wall.  Product separated in lines with limited representation.  68  After  Better merchandise representation.  Increased checkout speed.  Improved front end sales +8% and customer satisfaction +1.8%.  141 queue-checkout stores by end of 2023.

 Elevating Merchandise Presentations  Before  No way finding signage or presentation ability to enhance brands/categories in camping.  69  After  Improved customer shopping experience with stronger brand/vendor statements.  Use of Wayfinding and Brand Callouts.

 Elevating Merchandise Presentations  Store Refreshes  25 – 30 refreshes planned per year going forward  Implementing enhancements that improve the customer experience + focus on key businesses  Stronger Presentations  Fishing Reel Bar  Sunglass Showcase  Camping Flat   Workwear Shops  Line Queueing  Facility Updates  70

 Accelerating Our Omnichannel Business  Stores are the facilitator of our Omnichannel Growth  Focused on serving customers with how they want to shop through in-store, BOPIS/Curbside + Ship-to-Home.  In 2022, 97% of all company sales were fulfilled through stores.  71

 Optimizing Store Labor to Serve Customers  GEARED TOWARDS PRODUCTIVITY  Investment in dynamic scheduling solution to align team members with customers.  Process Improvements have increased productivity in stores.  Removing unnecessary tasks to provide more meaningful customer-facing support.  Service-focused with 60% of hours dedicated to customer-facing support.  Efficient door-to-floor processes: Product to the sales floor faster.  Investing in our stores to support accelerated Omnichannel growth.  72   16%  Weekly Labor Hours per Store   47%  Sales per  Labor Hour    4%  Customer  Service

 Investing in Technology to Drive Productivity  73  Enhance Inventory Productivity  Implementing RFID Technology  Improves inventory accuracy and replenishment to drive better customer service + sales.  Team members will find RFID tagged product faster, which creates labor efficiencies that translate to time + dollar savings.  Supports Omnichannel sales through increased merchandise availability.  Enhancing our Point of Sale  Implementing mobile POS options to drive faster, more efficient checkout experiences that get customers to the fun faster.  Exploring warranty and delivery service capabilities at the POS to improve the customer journey and enhance profitability.  Developing endless aisle capabilities to more effectively serve customer needs.  Optimizing Merchandise + Clearance Execution  Deeping our investment in localized merchandise to get the right product in stores and turn inventory more frequently, driving sales and reducing clearance.  Improving clearance execution through more efficient tools, markdowns, and strategic promotional strategies to drive value.  Strengthening our Store Communication Platform  Improving Team Member visibility to important information and providing avenues to share meaningful feedback that makes us better.  Elevating our task management processes to help stores plan workload and execute more effectively to support customers.

 Customer Focused Goals for Future Growth  Maximize capital investments in New Stores + Refreshes   focused on growth, sustainability, and profitability.  Develop a more exciting and productive shopping experience in stores by consistently elevating our service standards.  Increase the productivity of our assets through technology and process enhancements to drive efficiencies.  Build an Industry-Leading Retail Team by developing diverse leadership and improving training to better serve customers.  Cultivate a High-Performing Team with standards to expand, accelerate, and support new store growth.   5  74

 Merchandising, Marketing & Customer Engagement  75  Steve LawrenceEVP & Chief Merchandising Officer  30+  YEARSEXPERIENCE  Joined 2019

 Path Forward: Growth Strategy  Open NEW STORES to expand the store base by 50% in existing and new markets  Build a more powerful OMNICHANNEL business  Drive our EXISTING BUSINESS by:  Improving service and productivity in our stores  Strengthening our merchandising through meaningful assortment, powerful brands, and compelling value   Attracting and engaging customers through communication, content, and experiences  Leverage and scale our SUPPLY CHAIN to enable industry-leading growth  Support our growth with the BEST TEAM in retail  76

 2018-2022: Merchandising Successes  MERCHANDISING  Identified core customer (Active Young Families)  Edited out unproductive categories and vendors  Strengthened open-to-buy disciplines  Unified assortment planning process  Improved localization efforts  77  Inventory Turns*  PLANNING + ALLOCATION  Implemented disciplined markdown cadence  Rolled out Markdown Optimization & Regular Price Optimization strategies  Reduced inventories and improved turnover through improved product flow  Size optimization integrated into buying & allocation tools  Now a Best-in-Class Retailer, with Sustainable and Industry Leading Margins  Gross Margin*  *Reflects five-year goals in the Company's prior long range plan established in 2018, which had not been previously publicly disclosed.

 2023-2027: Power Merchandising Strategies  78  Lean into Position as Value Leader  Improve + Refine Localization  Distort Growth in Power Businesses to Drive Sales + Margins

 Lean into Position as Value Leader  79  Expand Every-Day-Value Pricing  Thoughtfully Manage Promotional Pricing   Utilize Clearance to Drive Volume During Lower Traffic Time Periods  Reinforce our Price Match Guarantee  Get Credit for Free Value-Added Services  EXAMPLE:  Lean into Position as Value Leader

 Improve + Refine Localization  80  Improved Climatic Assortments  Expanded use of Size Profiling   Leverage Regional Moments  EXAMPLE:  Improve + Refine Localization

 Distort Growth in Power Businesses to Drive Sales + Margin  81  Accelerate Growth In Apparel + Footwear  Continue to Drive Growth In Team Sports  Capture Market Share In Outdoor Categories  Grow Private Brands to ~25% of Total Sales  EXAMPLE:  Distort Growth in Power Businesses to Drive Sales + Margins

 2018-2022: Marketing/Engagement Successes  MARKETING  Focused on Marketing System & Process Improvements  Reduced Reliance on Traditional Mediums (print & broadcast)  Improved Targeted Marketing from <5% to >50%  Drove Greater Consistency of Branding Across all Touch Points  82  ENGAGEMENT  Built Foundation for Sustainable Growth  Past  Today

 2023-2027: Marketing Optimization Strategies  83  Drive Increased Traffic To Stores And .Com  Grow Our Customer Base  Increase Brand Awareness To Help Launch New Stores

 Grow Our Customer Base  84  New store expansion  Grow our marketing Investment and expand our reach  Expand content capture to fuel social media growth  Refine and expand our media effectiveness measurement capabilities  EXAMPLE:  Grow Our Customer Base

 Drive Increased Traffic To Stores + .Com  85  Leverage our new, more robust Customer Data Platform (CDP)  Driving higher engagement and reactivation rates through increased target marketing to >70%  Rollout expanded loyalty efforts  Drive Increased Traffic To Stores And .Com  Customer  Database  Data  Capture  Academy  Credit Card  Online

 Increase Brand Awareness To Help Launch New Stores  86  Leverage additional marketing spend to launch new stores  Increase investment across all 3 phases of our new store marketing  (Seeding, Launch & Sustainment)  Apply lessons learned from current vintages of new stores marketing to future efforts  EXAMPLE:  Increase Brand Awareness To Help Launch New Stores

 Growth Summary: Existing Stores  KEY TAKEAWAYS  Have become a more sophisticated merchandiser and marketer  Will continue to lean into value position, localization and power businesses to drive sales and margin growth  Focused on increasing brand awareness to support growing footprint and drive traffic  Committed to serving customers to provide the best shopping experience  87  $10B+   Total Revenue Goal*  Existing  $0.5 - $0.7B+  *2027 Goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 3 for additional important information about forward-looking statements.

 Enhancing Our Supply Chain  88  Sherry HarrimanSVP, Logistics & Supply Chain  25+  YEARSEXPERIENCE  Joined 2018

 Path Forward: Growth Strategy  Open NEW STORES to expand the store base by 50% in existing and new markets  Build a more powerful OMNICHANNEL business  Drive our EXISTING BUSINESS by:  Improving service and productivity in our stores  Strengthening our merchandising through meaningful assortment, powerful brands, and compelling value   Attracting and engaging customers through communication, content, and experiences  Leverage and scale our SUPPLY CHAIN to enable industry-leading growth  Support our growth with the BEST TEAM in retail  89

 Supply Chain Supported by Global Network  We have a Global Transportation Network with Capacity to Grow   90  20+  Countries  30+  States  47  States  Import   Network  Domestic Network  Outbound Network

2018-2022: Supply Chain Successes

+10%	1.1 Days	270M
Distribution Productivity	Cycle Time Improvement	Throughput (Outbound Units)*

1. **Improved Productivity of Team Members**
   Optimized processes to drive efficiency in the four walls
2. **Leveraged Current Assets**
   Enabled 15% increase in throughput with minimal investment
3. **Reduced Supply Chain Cycle Time**
   Achieved 15% reduction in DC processing time
4. **Transportation Operational Excellence**
   Leveraged strategic carriers to support future growth and deliver efficiencies
5. **Invested in Technology to Optimize Processes**
   Developed Roadmap to deliver 100+bps in cost leverage

*Throughput is based on Peak volume

Academy SPORTS+OUTDOORS 91

 Supply Chain at a Glance  We have enough distribution capacity to handle NEW Store Growth PLANS  92  Leveraging future initiatives to drive additional capacity in our current network…  Distribution center  Twiggs  Cookeville  *All DC’s service e-Com  Katy  DISTRIBUTION FOOTPRINT (SQ. FT.)  YEAR BUILT  % UTILIZATION  Katy  1.6 million  1991  90%  Twiggs  1.6 million  2006  50%  Cookeville  1.6 million  2016  50%

 Critical Actions to Support Growth  93  Expand Capacity & Capabilities  Ensure Consistent Standards + Execution  Enhance Visibility  Build + Develop Talent

Expand Capacity + Capabilities

Expand Capacity + Capabilities

DETAILED ACTION PLAN

1. **Technology Enhancements**
   - WMS Manhattan Implementation
   - Pinc Yard Trailer Management
2. **Scalable Transportation Programs**
   - Origin Management and Customs Broker
3. **Optimize Footprint and Evaluate Equipment**
   - High Density Racking
4. **New Distribution Center**

ACTION IMPACTS

- Slotting/Directed Putaway
- Optimize Container Utilization
- Increased Pallet Locations
- Capacity Unlock

~20%
Expansion of DC Capacity

~8%
Increase in Pallet Position

~5%
Savings in Labor Cost

Academy SPORTS+OUTDOORS 94

Ensure Consistent Standards + Execution

Ensure Consistent Standards & Execution

DETAILED ACTION PLAN

1. **Process Standardization**
   - Twiggs efficiency to network parity
   - Implement Continuous Improvement

2. **Continue to Leverage Upstream**
   - 15% increase in Dock-to-Dock Flow by Leveraging Pre-Packs and Pre-Allocation
   - Leverage Item Dimension Benefits in DC & Transportation Planning

ACTION IMPACTS

- Labor Costs
- Lead Times
- Capacity Unlock
- Removing Waste

~40%
Uplift in Twiggs Productivity

>35%
Pre-Allocation Utilization

~10%
Increase in Unit Throughput

Academy SPORTS+OUTDOORS
95

Enhance Visibility

Enhance Visibility

DETAILED ACTION PLAN

1. **End-To-End Visibility**
   - Implement P-44 throughout our transportation network
   - Transportation Management Solutions
   - DC Labor Planning

2. **Transportation Network Review**
   - DC Outbound Route Optimization
   - Backhaul Alignment

ACTION IMPACTS

- Real-Time Inventory Visibility
- Reduce Empty Miles
- Labor Efficiency
- Improve Service to Internal Partners

~25% Decrease in Accessorial Cost

~10% Decrease in Empty Miles

~5% Decrease in Outbound Cost

Academy SPORTS+OUTDOORS 96

 Detailed Action Plan  Invest in our Team Members  Flexible Staffing Model  Enhance Pay for Performance Program  Enhance and Recruit Talent   DC Operations Support Structure  Integrate with Merchant Organization  Grow our Data Analytics Team  Build a Talent Bench for DC #4  Build + Develop Talent  97  Action Impacts  Reduce Turnover  Merchandise Flow Optimization  Data Savvy vs Data Rich  Collaborate Cross-Functionally  Build + Develop Talent  >95%   Achieving Labor Standards  10%+  Decrease in Turnover  >30%  Increase in Cycle Time Compliance

 Results of Critical Actions  98  Future State Benefits*  ~20%  Increase in Unit Productivity  ~30%  Improvement in eCom Fulfilment Cost  ~45%  Decrease in Lead Time, Driving In-Stocks  ~15%  Leverage in Transportation Cost to Serve    P&L Impact  100+   Basis Point Profitability Improvement  ~10%  Increase in Existing Distribution Capacity    *2027 Goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met.

 Future State Goals  99  Servicing the Existing Store Base by creating a more efficient and effective supply chain  Support New Store + Omnichannel Growth with expanded capacity  Support Private Brand Growth by partnering with Sourcing  Drive Inventory Efficiency by reducing lead time in the Distribution Center  Improve Profitability of Stores and eCom by lowering cost to serve while increasing experience  5

 Commitment to ESG  100  Rene CasaresSVP, General Counsel & Secretary  20+  YEARSEXPERIENCE  Joined 2013

 ESG Purpose Statement  At Academy Sports + Outdoors, we believe that practicing corporate responsibility:  Strengthens our accountability and performance  Supports the long-term interests of our stakeholders  Furthers the achievement of Our Vision to be the best sports + outdoors retailer in the country.  We engage in responsible corporate leadership by   Sustaining our Planet   Empowering Our Communities   Operating with Integrity  This approach guides our ESG efforts at all levels of the company, including our strategies, investments, internal and external engagement, and reporting.   101

 Our ESG Pillars  Sustaining our Planet  We’re committed to keeping the outdoors fun for generations to come. That’s why we’re taking a thoughtful approach to our environmental impact—so you can feel good about gearing up for the great outdoors.  Climate + Carbon Footprint  Sustainable Products + Packaging  Construction Efficiency, Recycling, + Waste Management  102  Empowering our Communities  At Academy, it’s our Mission to provide fun for all. We embrace diversity, inclusion, and belonging throughout our organization, we invest in our Team Members, and we strive to create safer and stronger workplaces, shopping experiences, and communities.  Team Member Growth Opportunities  Diversity, Equity + Inclusion / Culture  Community + Workplace Safety and Preparedness  Product Safety + Responsibility   Operating with Integrity  Responsible leadership and integrity are important values at Academy that guide the governance of our company and instill trust among our customers, Team Members, communities, and other stakeholders.  Corporate Governance  Ethics + Compliance  Data Security + Privacy  Vendor Management

 Sustaining the Planet  103  Data as of FYE 2021  All new retail locations will be equipped with environmentally friendly design elements   Conserves valuable natural resources and reduces harmful carbon emissions  Last year, we reported our baseline Scope 1 + 2 greenhouse gas emissions (GHG) for 2021  Set target goals to improve product materials and packaging sustainability by end of 2024  Product descriptions and hang tags on select styles denote recycled content  Private brand footwear   Packaged in recycled cardboard boxes  1/3 of insole boards made from recycled materials in 2021  Private brand apparel  More than 5% made from recycled materials in 2021  Landfill avoidance rate of 48% in 2021.   Recycling  program at all our facilities expanded to include additional materials  Based on 16,000 recycled tons equating to saving:           • 250,000 trees          • 53.5 million kilowatt hours          • 167,000 barrels of oil          • 103 million gallons of water          • 15,000 tons of landfill  Facilities  Private Label  Landfill

 Empowering Our Communities  Team Member Development  We provide Team Members with personal growth, cross functional training and career advancement opportunities   Recruiting + Retaining Talent  Training + Development  Compensation + Benefits  Diversity, Inclusion + Belonging  Workplace Safety + Wellness  104  Community and Culture  We provide people with the gear and confidence to be active, have fun and enjoy life together  Gearing our Communities for Fun  Sponsorships + Donations  Crises Preparedness + Disaster Relief  Product Safety + Responsibility  Firearms Responsibility  We strive to be the most responsible seller of firearms in the country  Well-qualified, highly trained sales Team Members  Safe + responsible transfers in strict compliance with all local, state, and federal regulations  Commitment to educating and equipping customers on responsible usage and ownership of firearms

 Operating with Integrity  105  of our directors are independent  of our directors are women  of our directors are women or ethnic minorities  of our Board committees are chaired by women  Committed to protecting the information of our team members, customers, business partners, and Company from unauthorized access, use or disclosure.   Cybersecurity Committee is composed of cross-functional senior leadership  Committed to consistent investment in people, technology, and processes to protect data and systems  Board Cybersecurity experience  We expect our vendors to meet the same standards of responsibility and ethics that we ask of our Team Members  Key Values: Responsible Leadership + Integrity Always  High expectations for responsible, ethical and inclusive principles  Vendor Code of Conduct sets forth requirements that all vendors must comply with to do business with Academy   Board Composition  Cyber Security & Data Privacy  Compliance, Ethics, Vendor Management  89%  44%  67%  2/3

 Oversight & Improvement  Comprehensive ESG oversight is performed by the Board and its committees  106  • Team Member matters  • Diversity, equity, inclusion + belonging  • Comp, benefits, wellness  • Engagement + training  • Succession planning   Compliance   Ethics + Whistleblowing   Safety   Cybersecurity + data   privacy   Enterprise risk   management   Primary responsibility for ESG oversight + strategy   Corporate  governance  + responsibility   Investor relations + shareholder engagement

 Our Commitments and Focus  Our ESG Program will Continue to Focus on:  Keeping our customers active and connected with experiences  Investing in our Team Members  Developing a diverse and inclusive society and workplace  Ensuring the quality and safety of our products,    workplaces, and retail experience  Supporting and giving to our communities  Enhancing our governance practices  Strengthening our compliance programs  Ensuring our cybersecurity, and  Reducing our environmental impact.   107  See the Report Here

 Investing in our Team Members, Culture &Communities   108  Bill EnnisSVP, Chief Human Resources Officer  30+  YEARSEXPERIENCE  Joined 2008

 Path Forward: Growth Strategy  Open NEW STORES to expand the store base by 50% in existing and new markets  Build a more powerful OMNICHANNEL business  Drive our EXISTING BUSINESS by:  Improving service and productivity in our stores  Strengthening our merchandising through meaningful assortment, powerful brands, and compelling value   Attracting and engaging customers through communication, content, and experiences  Leverage and scale our SUPPLY CHAIN to enable industry-leading growth  Support our growth with the BEST TEAM in retail  109

 Culture is Central to Academy’s Success  Our Values Establish a Strong Foundation for Our Culture +   Represent the Key Expectations   We Have of Our Team Members:  110          ACADEMY'S VALUES  Customer Focus and Service  Excellence In All We Do  Responsible Leadership  Initiative With Urgency  Students of the Business  Integrity Always  Positive Impact on Our Communities

 Our Commitments to Support our Growth  Our Commitments:  Develop internal talent to support enterprise growth  Recruit external talent by showcasing our culture and engaging work environment  Provide additional skills training to enhance customer interactions  Support and encourage our Diversity, Inclusion & Belonging initiatives  Continue making a positive impact on our communities  111  30%of our 22,000 team members said "FUN" when asked to describe working at Academy

 Great Place to Work  Fun:  Intramurals(Cricket, Soccer, Volleyball)  Cornhole Tournaments  Food Trucks  5K Runs  Trunk-or-Treat for Families  Free Thanksgiving Day lunch  Campus Christmas party  112  HEALTH/Financial Wellness:  401k: 6%, 100% match  Employee stock purchase plan  Competitive medical benefits  Tuition reimbursement  Same day pay  Financial planning  Onsite gym

 Leadership Development  Our training offerings include courses designed to improve the skills needed for specific roles, as well as those designed for anyone looking to sharpen their knowledge and skills:  Executive Training Program  Buyer University  Manager-in-Training Program  Team Lead Development  Academy Leadership University  Academy Retail University  113  Skills Training  55% of store management positions were filled via internal promotions in 2022  Investing in Top Talent  500K+total hours of training completed by our team members in 2022

 Our Team Resource Groups (TRGs)  Diversity, Inclusion & Belonging   114

 Helping Our Communities in Times of Need  New Orleans, LA, Hurricane Ida Relief  115  Jackson, MS Water Donation  Mayfield, KY Tornado Relief  Pasadena, TX Tornado Relief  $1.8M in financial assistance to Academy Team Members impacted by natural disasters since 2019

 Financials & Wrap-up  116  Ken HicksChairman, President & CEO  Michael MullicanEVP & CFO

 117  Significant Outperformance Since IPO  Chart reflects trading data from 10/2/20 – 3/22/23  Sporting Goods Retail Peer index consists of BGFV, DKS, HIBB, and SPWH. Index is market-capitalization weighted.

 Significant Outperformance Since IPO  118  Through Q4 2022  $1.1B  > $2.0B  ~ $2.0B  IPO Valuation in October 2020 vs. $5B Today  Cumulative FCF Generation since 2019  Returned THRU Debt Reduction, Share Repurchase & Dividends  $4B Increase in Market Cap Since IPO

 Sales/Margin Trends, Strong Foundation  Net Sales (Billions) & Comparable Sales  Gross Profit (Billions) & Margin Rate  Adjusted EBIT* (Millions)   & Margin Rate   119  Source: Fiscal 2022 10-K  *See appendix for reconciliations of Non-GAAP measures.  +40.0%  CAGR  +10.0%  CAGR  +6.0%  CAGR

 Enhanced, Sustainable Profits  ADJUSTED NET INCOME*(Millions)  120  Source: Fiscal 2022 10-K  *See appendix for reconciliations of Non-GAAP measures.  Adjusted Pro Forma Earnings per Share*  +74%  CAGR  +70%  CAGR

 Strong Cash Flow Generation + ROIC  Adjusted Free Cash Flow*(Millions)  121  Source: Fiscal 2022 10-K  *See appendix for reconciliations of Non-GAAP measures.  Return on Invested Capital (ROIC)*  +35%  CAGR

 Strong Balance Sheet is a Competitive Advantage That Supports Growth  122  Note: Leverage ratio is defined as Net Debt divided by adjusted EBITDA. See appendix for reconciliation of non-GAAP measures.  Source: Fiscal 2021 and 2022 10-K reports  *Net Debt  $1,314  Net Leverage  4.1x  *Net Debt  $250  Net Leverage  0.25x  In Millions  The Company has maintained a $1 Billion credit facility, giving it ample liquidity and no maturities until 2027

 Reaffirming Fiscal 2023 Outlook  Leverage market position as value leader  Accelerate new store growth & omnichannel penetration  Continue to drive industry leading levels of service, productivity, assortment and fun  123  $6.5 - $6.7B  Net SalesTotal Sales Growth 2-5%  (2.0)% to +1.0%  Comp Sales  34.0% - 34.4%  Gross Margin  13 - 15  New Store Openings  $6.70 - $7.45  GAAP EPS  $7.00 - $7.75*  Adjusted EPS  Source: The Company's Q4 2022 earnings release on 3/16/2023  *See appendix for reconciliation of non-GAAP measures.

 Path to Growth Summary  124  ~10%   Top-Line CAGR  $10B+  $6.4B  New Stores  Omni-  channel  $10B+   Total Revenue Goal*  Omnichannel  $0.7 - $0.9B+  Existing Stores  $0.5 - $0.7B+  New Stores   $2.4 - $ 2.8B+  Today  $6.4B  $2.4 - $ 2.8B+  $0.7 - $0.9B+  $0.5 - $0.7B+  *2027 Goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 3 for additional important information about forward-looking statements.

 Multiple Levers to Sustain Margin Profile  Product Mix  Expand penetration of higher-margin Private brands across platform   125  Supply Chain    New Warehouse Management System        expected to yield efficiencies           Leverage supply chain visibility to     drive transportation efficiencies        from increased planning and        flexibility in our network  25%  21%  2027  2022  Private Brands Penetration  100 bps  Goal to Reduce Supply Chain Costs as % of Sales by 2027  Expect faster growth from higher gross margin products (Apparel, Footwear) than lower gross margin products (Outdoor, S&R)  Continuous benefits of MP&A and labor scheduling systems  Gross margin rates are expected to be 34.0% - 34.5% each year of the long range plan  *2027 Goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met. See slide 3 for additional important information about forward-looking statements.

Path to 13.5% Adjusted EBIT Margin


13.90%
~40 bps
~100 bps
(~40 bps)
(~40 bps)
(~40 bps)
(~30 bps)
(~30 bps)
13.50%
FY 2022 Adj. EBIT Margin*
Merchandise Margin
Supply Chain Improvement
New Distribution Center
eCom Fulfillment
Marketing/ Digital Investments
New Store Expenses
Depreciation/ Technology/ Other
FY 2027e Adj. EBIT Margin**

*See Appendix for reconciliation of non-GAAP measures.

**Adjusted EBIT is a non-GAAP measure. We have not reconciled these forward-looking estimates to the most comparable GAAP measure because it is not possible to do so without unreasonable efforts given the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management's control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an estimate of the most closely comparable GAAP measure at this time. 2027 Goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met.

Academy SPORTS+OUTDOORS
126

 Capital Expenditures Plan: All Self Funded  Expect to spend ~$1.5 billion over the next five years*  $200-$250M  $260-$290M  $320-$350M  $320-$350M  $340-$370M  3.4%  3.8%  4.2%  3.8%  4.0%  TOTAL  % OF SALES  CapEx Includes: New Stores and Store Remodels, Distribution Center, Strategic Initiatives, and Maintenance & Infrastructure   127  *The CapEx spend plan is an estimate or is otherwise forward-looking and actual performance may differ, possibly materially, and no guarantees are made that these estimates will be met.  See slide 3 for additional important forward-looking statements.

Balanced Capital Allocation

~$3.5B

...available over the next 5 years to drive stakeholder value and provide financial stability

1. Maintain one of best balance sheets in our industry
2. Self-fund growth and strategic priorities
3. Return capital to stakeholders through dividend growth, opportunistic share repurchases, and debt paydown



$5.5 - $6.0B
~$1.5B
~$0.5 – $1.0B
~$3.5B
Total Expected Adjusted EBIT FY 23-27**
Total Expected Capital Expenditures FY 23-27
Total Expected Working Capital & Other Adjustments FY 23-27
Total Expected Free Cash Flow FY 23-27**

**Adjusted EBIT and Free Cash Flow are non-GAAP measures. We have not reconciled these forward-looking estimates to the most comparable GAAP measure because it is not possible to do so without unreasonable efforts given the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management's control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an estimate of the most closely comparable GAAP measure at this time. 2027 Goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met.

Academy SPORTS+OUTDOORS
128

 Path Forward: Strategy & Goals  OUR STRATEGY  Open NEW STORES to expand the store base by 50% in existing and new markets  Build a more powerful OMNICHANNEL business  Drive our EXISTING BUSINESS by:  Improving service and productivity in our stores  Strengthening our merchandising through meaningful assortment, powerful brands, and compelling value   Attracting and engaging customers through communication, content, and experiences  Leverage and scale our SUPPLY CHAIN to enable industry-leading growth  Support our growth with the BEST TEAM in retail  129  Our 2027 Goals*  NET SALES  $10B+  NET INCOME MARGIN  10%  ADJ. EBIT MARGIN**  13.5%  ROIC**  30%  INVENTORY TURNS  3.7x+  NET SALES/SQ FT  $365/SQ FT  .COM PENETRATION  15%+  *2027 Goals are aspirational or otherwise forward-looking statements and actual performance may differ, possibly materially, and no guarantees are made that these goals will be met.  Some of these 2027 Goals were achieved in 2021 and/or 2022 and the goal is to maintain them at these levels. See slide 3 for additional important information about forward-looking statements.  **Adjusted EBIT Margin and ROIC are non-GAAP measures. We have not reconciled these forward-looking estimates to the most comparable GAAP measure because it is not possible to do so without unreasonable efforts given the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide an estimate of the most closely comparable GAAP measure at this time.

 Q+A Session

 Appendix

 GAAP to Non-GAAP Reconciliations  Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, Adjusted Earnings per Common Share, Adjusted Free Cash Flow, Net Debt and ROIC have been presented in this presentation as supplemental measures of financial performance that are not required by, or presented in accordance with, generally accepted accounting principles (“GAAP”). These non-GAAP measures have limitations as analytical tools. For information on these limitations, as well as information on why management believes these non-GAAP measures are useful, please see our Annual Report for the fiscal year ended January 28, 2023 (the "Annual Report"), as such limitations and information may be updated from time to time in our periodic filings with the Securities and Exchange commission (the "SEC"), which are accessible on the SEC's website at www.sec.gov.  We compensate for these limitations by primarily relying on our GAAP results in addition to using these non-GAAP measures supplementally.  132

Adjusted EBITDA and Adjusted EBIT

We define "Adjusted EBITDA" as net income (loss) before interest expense, net, income tax expense and depreciation, and amortization, and impairment, further adjusted to exclude equity compensation expense, (gain) loss on early retirement of debt, net, payroll taxes associated with a vesting event, as a result of a secondary offering, of certain time and performance-based equity awards, both of which occurred in May 2021 (the "2021 Vesting Event") and other adjustments. We define "Adjusted EBIT" as net income (loss) before interest expense, net, and income tax expense, further adjusted to exclude equity compensation expense, (gain) loss on early retirement of debt, net, payroll taxes associated with the 2021 Vesting Event and other adjustments. We describe these adjustments reconciling net income (loss) to Adjusted EBITDA and Adjusted EBIT in the following table.

	Fiscal Year Ended			
	January 28, 2023	January 29, 2022	January 30, 2021	February 1, 2020
Net income	$ 628,001	$ 671,381	$ 308,764	$ 120,043
Interest expense, net	46,441	48,989	86,514	101,307
Income tax expense	190,319	188,159	30,356	2,817
Depreciation and amortization	106,762	105,274	105,481	117,254
Consulting fees (a)	-	-	285	3,601
Private equity sponsor monitoring fee (b)	-	-	14,793	3,636
Equity compensation (c)	21,175	39,264	31,617	7,881
(Gain) loss on early retirement of debt, net	1,963	2,239	(3,582)	(42,265)
Severance and executive transition costs (d)	-	-	6,571	1,429
Costs related to the COVID-19 pandemic (e)	-	-	17,632	-
Payroll taxes associated with the 2021 Vesting Event (f)	-	15,418	-	-
Other (g)	-	3,118	8,592	7,111
Adjusted EBITDA	994,661	1,073,842	607,023	322,814
Less: Depreciation and amortization	(106,762)	(105,274)	(105,481)	(117,254)
Adjusted EBIT	$ 887,899	$ 968,568	$ 501,542	$ 205,560

(a) Represents outside consulting fees associated with our strategic cost savings and business optimization initiatives.

(b) Represents our contractual payments under the Monitoring Agreement.

(c) Represents non-cash charges related to equity based compensation, which vary from period to period depending on certain factors such as the 2021 Vesting Event, timing and valuation of awards, achievement of performance targets and equity award forfeitures.

(d) Represents severance costs associated with executive leadership changes and enterprise-wide organizational changes.

(e) Represents costs incurred during the first half of 2020 as a result of the COVID-19 pandemic, including temporary wage premiums, additional sick time, costs of additional cleaning supplies and third party cleaning services for the stores, corporate office and distribution centers, accelerated freight costs associated with shifting our inventory purchases earlier in the year to maintain stock, and legal fees associated with consulting in local jurisdictions. These costs were no longer added back beginning in the third quarter of 2020.

(f) Represents cash expenses related to taxes on equity-based compensation resulting from the 2021 Vesting Event.

(g) Other adjustments include (representing deductions or additions to Adjusted EBITDA and Adjusted EBIT) amounts that management believes are not representative of our operating performance, including installation costs for energy savings associated with our profitability initiatives, legal fees associated with a distribution to NAHC's members and our omnibus incentive plan, and other costs associated with strategic cost savings and business optimization initiatives.

Academy SPORTS+OUTDOORS
133

Adjusted Net Income, Pro Forma Adjusted Net Income, Adjusted Earnings per Common Share and Adjusted Pro Forma Earnings Per Common Share

We define "Adjusted Net Income (Loss)" as net income (loss), plus equity compensation expense, (gain) loss on early retirement of debt, net, payroll taxes associated with the 2021 Vesting Event and other adjustments, less the tax effect of these adjustments. We define "Adjusted Earnings per Common Share, Basic" as Adjusted Net Income divided by the basic weighted average common shares outstanding during the period and "Adjusted Earnings per Common Share, Diluted" as Adjusted Net Income divided by the diluted weighted average common shares outstanding during the period. We describe these adjustments reconciling net income (loss) to Adjusted Net Income (Loss), Adjusted Net Income (Loss), and Adjusted Earnings Per Share in the following table.

	Fiscal Year Ended			
	January 28, 2023	January 29, 2022	January 30, 2021	February 1, 2020
Net income	$ 628,001	$ 671,381	$ 308,764	$ 120,043
Consulting fees (a)	-	-	285	3,601
Private equity sponsor monitoring fee (b)	-	-	14,793	3,636
Equity compensation (c)	21,175	39,264	31,617	7,881
(Gain) loss on early retirement of debt, net	1,963	2,239	(3,582)	(42,265)
Severance and executive transition costs (d)	-	-	6,571	1,429
Costs related to the COVID-19 pandemic (e)	-	-	17,632	-
Payroll taxes associated with the 2021 Vesting Event (f)	-	15,418	-	-
Other (g)	-	3,118	8,592	7,111
Tax effects of these adjustments (h)	(5,382)	(14,884)	(136)	33
Adjusted Net Income	645,757	716,536	384,536	101,469
Estimated tax effect of change to C-Corporation status (i)	-	-	(72,844)	(25,542)
Pro Forma Adjusted Net Income	$ 645,757	$ 716,536	$ 311,692	$ 75,927
Adjusted Earnings per Common Share				
Basic	$ 7.70	$ 7.38	$ 3.96	$ 1.66
Diluted	$ 7.49	$ 7.12	$ 3.79	$ 1.60
Pro Forma Adjusted Earnings per Common Share				
Basic	$ 7.91	$ 7.88	$ 4.00	$ 1.05
Diluted	$ 7.70	$ 7.60	$ 3.83	$ 1.02
Weighted Average Common Shares Outstanding				
Basic	81,590	90,956	77,994	72,477
Diluted	83,895	94,284	81,431	74,795

Academy SPORTS+OUTDOORS
134

135  (a)  Represents outside consulting fees associated with our strategic cost savings and business optimization initiatives.  (b)  Represents our contractual payments under the Monitoring Agreement.  (c)  Represents non-cash charges related to equity based compensation, which vary from period to period depending on certain factors such as the 2021 Vesting Event, timing and valuation of awards, achievement of performance targets and equity award forfeitures.  (d)  Represents severance costs associated with executive leadership changes and enterprise-wide organizational changes.  (e)  Represents costs incurred during the first half of 2020 as a result of the COVID-19 pandemic, including temporary wage premiums, additional sick time, costs of additional cleaning supplies and third party cleaning services for the stores, corporate office and distribution centers, accelerated freight costs associated with shifting our inventory purchases earlier in the year to maintain stock, and legal fees associated with consulting in local jurisdictions. These costs were no longer added back beginning in the third quarter of 2020.  (f)  Represents cash expenses related to taxes on equity-based compensation resulting from the 2021 Vesting Event.  (g)  Other adjustments include (representing deductions or additions to Adjusted Net Income) amounts that management believes are not representative of our operating performance, including installation costs for energy savings associated with our profitability initiatives, legal fees associated with a distribution to NAHC's members and our omnibus incentive plan, and other costs associated with strategic cost savings and business optimization initiatives.  (h)  Represents the tax effect of the total adjustments made to arrive at Adjusted Net Income and Pro Forma Adjusted Net Income at our historical tax rate.  (i)  Represents the retrospective tax effect of Adjusted Net Income at our estimated effective tax rate of approximately 25% for periods prior to October 1, 2020, the effective date of our conversion to a C-Corporation, upon which we became subject to federal income taxes.  Adjusted Net Income, Pro Forma Adjusted Net Income, Adjusted Earnings per Common Share and Adjusted Pro Forma Earnings Per Common Share cont'd

 136  We define “Adjusted Free Cash Flow” as net cash provided by (used in) operating activities less net cash provided by (used in) investing activities. We describe these adjustments reconciling net cash provided by operating activities to Adjusted Free Cash Flow in the following table.  Adjusted Free Cash Flow  Fiscal Year Ended  January 28, 2023     January 29, 2022     January 30, 2021  February 1, 2020  Net cash provided by operating activities   $ 552,005    $ 673,265    $ 1,011,597    $ 263,669   Net cash used in investing activities   (108,806)   (76,017)   (33,144)   (66,783)  Adjusted Free Cash Flow   $ 443,199    $ 597,248    $ 978,453    $ 196,886

 137  Fiscal Year Ended  January 28, 2023  January 29, 2022  January 30, 2021  February 1, 2020  Long-term debt, net   $          584,456    $                    683,585    $                    781,489    $                 1,428,542   Current maturities of long-term debt                  3,000                             3,000                             4,000                           34,116   Total Long-term debt               587,456                          686,585                          785,489                       1,462,658   Cash & cash equivalents               337,145                          485,998                          377,604                          149,385   Net Debt   $          250,311    $                    200,587    $                    407,885    $                 1,313,273   Net Debt  We define “Net Debt” as long-term debt, net plus current maturities of long-term debt, less cash and cash equivalents.  We describe these adjustments reconciling long-term debt, net to net debt in the following table.as net cash provided by (used in) operating activities less net cash provided by (used in) investing activities. We describe these adjustments reconciling net cash provided by operating activities to Adjusted Free Cash Flow in the following table.

 138  Low Range*  High Range*  (in millions, except per share amounts)  Fiscal Year Ending February 3, 2024  Fiscal Year Ending February 3, 2024  GAAP Net Income   $ 535.0    $ 595.0   Equity compensation (a)   28.0    28.0   Tax effects of these adjustments (a)   (6.6)   (6.6)  Adjusted Net Income   $ 556.4    $ 616.4   GAAP Earnings Per Common Share, Diluted   $ 6.70    $ 7.45   Equity compensation (a)   0.37    0.37   Tax effects of these adjustments (a)   (0.07)   (0.07)  Adjusted Earnings per Common Share, Diluted   $ 7.00    $ 7.75   Adjusted Earnings Per Common Share, Diluted, Guidance Reconciliation  *  Amounts presented have been rounded.  (a)  Adjustments include non-cash charges related to equity-based compensation (as defined above) which may vary from period to period. The tax effect of these adjustments is determined by using the projected full year tax rate for the fiscal year.

 139  Return On Invested Capital  Return on Invested Capital (ROIC) is calculated as follows: (i) the numerator is defined as Adjusted EBITDA plus rent minus estimated taxes; and (ii) the denominator is defined as: (a) the sum of the 13-month average balances for: net receivables, inventory, prepaid expenses and other current assets, gross property and equipment, and other noncurrent assets, plus (b) eight times rent, minus (c) the sum of the 13-month average balances for: accounts payable, accrued liabilities, and income tax payable. Refer to our Annual Report on Form 10-K for the year ended January 29, 2022, for a full reconciliation and discussion of Adjusted EBITDA, which is a non-GAAP measure, to its closest comparable GAAP measure.

 Circana/ Retail Tracking Service  Category details   Apparel  Apparel excludes bodysuits/leotards, bras (non-sport), camisoles, dress pants, dress shirts, dresses, full/half slip, jackets/blazers, knee highs, leggings, one-piece performance suits, pajama sets, pantyhose, shapewear, sportcoats, stockings, suits, turtlenecks, gowns, undershirts, other daywear, other sheer and total socks.   Footwear  Footwear includes socks and excludes ballerina, fisherman/huarache, gaiters, mountaineering boots, outdoor/hiking inspired, over-the-knee boots, pumps, shooties, and other sandals.  Equipment  Equipment excludes Adjustable Poles, Alpine Bindings, Alpine Poles, Alpine/AT Boots, Flat Skis, High Performance Alpine Boots, Recreation Alpine Boots, Sport Performance Alpine Boots, System Skis, Alpine Touring Bindings, Alpine Touring Boots, Alpine Touring Skis, whitewater kayaks, ground blankets, incline trainers, recumbent and hybrid steppers, step mills, upper body ergometers, vibration plates, Climbing Ascenders, Climbing Belay Devices, Climbing Carabiners – Locking, Climbing Crash Pads, Climbing Harnesses, Climbing Holds, Climbing Protection – Cams, Climbing Protection - Stoppers/Nuts/Hex, Climbing Quickdraws, Climbing Shoes, Other Climbing Hardware, Climbing Helmets, Climbing Ropes, inversion boots, other balance products, multi-grip barbells, other weight products, outdoor electric grills, Abdominal & Lower Back Machines, Bicep Curl Machines, Chest Press Machines, Lat Pull Machines, Leg Extension Machines, Leg Press Machines, Other Home Gym Weight Machines, Other Lower Body Weight Machines, Other Upper Body Weight Machines, Pilates Reformers, Shoulder Press Machines, Tricep Press Machines, Hands On Fanny Packs, Thermoses, Ice Climbing Accessories, Ice Climbing Axes, Ice Climbing Crampons, Ice Climbing Hardware, Walk/Run Traction, Action Video Camera, GPS Accessories, Phone Cases, Portable Power Accessories, Portable Power Kits, Hybrid Flashlights, Hybrid Headlamps, Nordic Backcountry Bindings, Nordic Backcountry Boots, Nordic Backcountry Skis, Nordic Cross Country Bindings, Nordic Poles, Nordic Race Bindings, Nordic Race Boots, Nordic Race Skis, Nordic Sport Bindings, Nordic Sport Boots, Nordic Sport Skis, Nordic Touring Bindings, Nordic Touring Boots, Nordic Touring Skis, Kayak Whitewater Paddles, Battery/Solar Generator Kits, Skiboards, Sleeping Bag Blankets, Sleeping Bag Doublers, Sleeping Bag Overbags, Sleeping Bag Storage, Snow Decks/Skates, All Mountain Snowboards, Freeride Snowboards, Freestyle Snowboards, Splitboard Snowboards, Step In Snowboard Bindings, Step In Snowboard Boots, Traditional Snowboard Bindings, Traditional Snowboard Boots, Cargo Basket, Cargo Box, Cycling Racks, Rooftop Tents/Awnings, Snow Sport Racks, Towers/Feet Truck Bed Components, Parallel Bars, Thigh Strengtheners, Wood Rings, Telemark Bindings, Telemark Boots, Telemark Skis, Tent Footprint, Tent Poles, Tent Vestibules, 4 Season Backpacking Tents, Bivy Tents, Bug Tents, Joggers, Trailer/Jogger Accessories, Nordic Walking Poles, Water Sports Canoe Flotations, Water Sports Helmet, Water Sports Kayak Floatation, Water Sports Booties, Water Sports Full Dry Suits, Water Sports Full Skins, Water Sports Full Wet Suits, Water Sports Gloves, Water Sports Hoods, Water Sports Insulation, Water Sports Jacket/Vest Skins, Water Sports Other Dry Gear, Water Sports Shorty Skins, Water Sports Touring/Recreation sprayskirts, Water Sports Two Piece Skins, Water Sports Two Piece Wet Suit, Water Sports Wet Suit Jacket/Vests, Water Sports Wet Suit Shorts, Water Sports Whitewater Sprayskirts, Water Purification Accessories, Water Purifiers, Avalanche Shovels, Beacons, Other Backcountry Accessories, Other Winter/Snow Accessories, Probes, Repair Kits, Skins, Snow Goggle Accessories, Snow Goggles, Snow Protection Pads, Snow Sports Helmet, Snowshoes, Stomp Pads, Tools, Wax, Alpine Rentals, Nordic Rentals, Snowboard Rentals, Winter/Snow Repairs, Yoga Kits, Outdoor Electric Grills  Team Sports  Team Sports Equipment excludes Bowling Accessories, Bowling Balls, Bowling Equipment Bags, Combat Gear Bags, Discus, Field Hockey Balls, Field Hockey Equipment Bags, Field Hockey Gloves, Field Hockey Goalie Gear, Field Hockey Goals & Nets, Field Hockey Shin Guards, Field Hockey Training Aids, Golf Shafts, Hockey Blades, Hockey Elbow Pads, Hockey Equipment Bags, Hockey Helmet, Hockey Helmet Shields & Masks, Hockey Pants, Hockey Shafts, Hockey Shoulder Pads, Hockey Sticks Accessories, Ice Hockey Skates, Javelin, Lacrosse Complete Kit, Lacrosse Heads, Lacrosse Strings, Other Hockey Protective Gear, Other Lacrosse Body Gear, Other Lacrosse Equipment, Other Track & Field Equipment, Other Universal Body Gear, Pole Vault, Racquetball Bags & Backpacks, Roller Hockey Skates, Shotput, Squash Balls, Squash Racquet, Starting Blocks, Hockey Gloves, Hockey Stick – Senior, Hammer, and Total Golf  Fishing  Fishing excludes Float Tubes, Ice Fishing Shelters, Ice Fishing Sleds, Fly Line/Leaders/Tippets, Flies, Sonar, Downriggers, Ice Fishing Combos, Fly Fishing Reels, Fly Fishing Rods, Ice Fishing Rods, Touring Kayaks, Whitewater Kayaks  Outdoors  Outdoors includes Firearms estimation from NICS, Circana categories from Sport Equipment (Fishing, Camping, Grills, Accessories, Climbing, and Protective Gear)   Sports & Fitness   Sports & Fitness includes Circana Team Sports (Noted above) and Sports Equipment (Winter/Snow Sports, Water Sports, Health and Fitness Equipment) and Tech  140